UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 20, 2023

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place,	Suite 400,	Brentwood,	Tennessee	37027
(Address of principal executive offices)				(Zip Code)

Registrant's telephone number, including area code	(615)	221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	BKD	New York Stock Exchange
7.00% Tangible Equity Units	BKDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Brookdale Senior Living Inc. (the "Company") held its 2023 annual meeting of stockholders on June 20, 2023 (the "Annual Meeting"). Set forth below is information concerning each matter submitted to a vote at the Annual Meeting, including the final voting results. Each such matter is described in detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023 (the "Proxy Statement").

(b) Proposal 1: Stockholders elected Jordan R. Asher, Lucinda M. Baier, Marcus E. Bromley, Frank M. Bumstead, Victoria L. Freed, Guy P. Sansone, Denise W. Warren, and Lee S. Wielansky as directors, each to hold office for a one-year term expiring at the 2024 annual meeting of stockholders. Each such nominee received a majority of votes cast in his or her election. The following votes were taken in connection with the election of directors at the Annual Meeting:

Director Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jordan R. Asher	141,056,079	3,105,595	58,051	14,861,288
Lucinda M. Baier	142,998,304	1,113,091	108,330	14,861,288
Marcus E. Bromley	143,095,618	1,061,764	62,343	14,861,288
Frank M. Bumstead	131,965,770	12,184,169	69,786	14,861,288
Victoria L. Freed	130,719,935	13,428,948	70,842	14,861,288
Guy P. Sansone	142,275,385	1,885,970	58,370	14,861,288
Denise W. Warren	142,959,379	1,221,529	38,817	14,861,288
Lee S. Wielansky	143,102,709	1,076,708	40,308	14,861,288

Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,055,106	3,075,921	88,698	14,861,288

Proposal 3: Stockholders voted, on an advisory basis, to hold future stockholder advisory votes to approve named executive officer compensation every year. The following votes were taken in connection with the proposal:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
140,297,453	55,831	3,773,042	93,399	14,861,288

Proposal 4: Stockholders approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023. The following votes were taken in connection with the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,817,839	8,188,073	75,101	—

(d) Consistent with the Board of Directors’ recommendation in the Proxy Statement for the Annual Meeting and the voting results set forth above, the Company has decided that, until such time as the next advisory vote on the frequency of advisory votes on executive compensation is submitted to stockholders (or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company), the Company will include a non-binding advisory stockholder vote to approve named executive compensation in its proxy materials on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	June 20, 2023	By:	/s/ Chad C. White
		Name:	Chad C. White
		Title:	Executive Vice President, General Counsel and Secretary